UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	000-52073	75-2578509

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610 Lisle, Illinois	60532-3246

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (630) 577-3206
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 12, 2010, at an annual and special meeting of shareholders (the “2010 Annual Meeting”) of SXC Health Solutions Corp. (the “Company”), the Company’s shareholders approved the SXC Health Solutions Corp. Incentive Plan (the “Plan”). The Plan provides for cash incentive awards to executive officers and other eligible employees based on the achievement of objective performance goals for performance periods commencing on or after January 1, 2011. All officers and other employees of the Company and its subsidiaries are eligible to be designated for participation in the Plan. The Compensation Committee of the Board of Directors of the Company administers the Plan and will designate the eligible employees who will participate in the Plan for a specified performance period. It is anticipated that only the executive officers of the Company will be eligible to receive awards under the Plan, which is currently five individuals. This description of the Plan is qualified in its entirety by reference to the actual Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2010 Annual Meeting, Terrence C. Burke, William J. Davis, Philip R. Reddon, Mark A. Thierer, Steven Cosler, Curtis Thorne and Anthony Masso were elected to serve as directors of the Company until the annual and special meeting of shareholders in 2011. In addition, the shareholders confirmed, ratified and approved the Plan adopted by the Board of Directors of the Company on March 10, 2010 and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders of the Company.
1.	Election of directors to terms expiring at the 2011 Annual and Special Meeting of Shareholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Terrence C. Burke	19,932,760	455,084	1,151,570
William J. Davis	20,224,954	162,890	1,151,570
Philip R. Reddon	20,271,443	116,401	1,151,570
Mark A. Thierer	20,322,621	65,223	1,151,570
Steven Cosler	19,900,516	487,328	1,151,570
Curtis Thorne	20,225,313	162,531	1,151,570
Anthony Masso	19,889,959	497,885	1,151,570
2.	Approval of the SXC Health Solutions Corp. Incentive Plan:

Votes For	Votes Against	Broker Non-Votes
19,726,742	711,267	1,101,405

3.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010:

Votes For	Votes Withheld
21,444,727	94,687
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	SXC Health Solutions Corp. Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.
Dated: May 14, 2010	By:	/s/ Jeffrey Park
		Name:	Jeffrey Park
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	SXC Health Solutions Corp. Incentive Plan

5